UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (612) 304-6073

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, Target Corporation (“Target”) announced that Christina Hennington, Executive Vice President and Chief Strategy and Growth Officer, will step down from her role, effective May 25, 2025. At such time, Ms. Hennington will transition to a strategic advisor role and serve as a non-executive officer until September 7, 2025, pursuant to an agreement between Target and Ms. Hennington, entered into on May 20, 2025. Throughout the term of Ms. Hennington’s transition arrangement, she will continue to receive the rate of base salary currently in effect. Ms. Hennington is expected to depart Target on September 7, 2025, under circumstances that will entitle her to severance under Target’s Income Continuation Plan on account of her involuntary termination without cause. Ms. Hennington will also receive vesting of a portion of her long-term incentives in accordance with the terms of such awards. Ms. Hennington’s transition agreement will be filed as an exhibit to Target’s Quarterly Report on Form 10-Q for the fiscal quarter ending August 2, 2025.

Effective as of May 21, 2025, Amy Tu, Executive Vice President and Chief Legal & Compliance Officer, will step down from her role. Following a brief transition period, Ms. Tu’s employment will end effective June 1, 2025. In connection with Ms. Tu’s departure, Target and Ms. Tu entered into a transition agreement on May 20, 2025. Under that agreement, Ms. Tu will be eligible for severance under Target’s Income Continuation Plan on account of her involuntary termination without cause. Ms. Tu will also receive vesting of a portion of her long-term incentives in accordance with the terms of such awards. Ms. Tu’s transition agreement will be filed as an exhibit to Target’s Quarterly Report on Form 10-Q for the fiscal quarter ending August 2, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: May 21, 2025	By:	/s/ Melissa K. Kremer
Name: Melissa K. Kremer
Title: Executive Vice President and Chief Human Resources Officer